SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)		August 27, 2003

Netro Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	000-26963	77-0395029

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA		95134

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(408) 216-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

The full text of the August 27, 2003 press release, a copy of which is filed herewith as Exhibit 99.1, is incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This periodic report on Form 8-K and the press release attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Except for historical information provided herein, this press release contains information and statements of a forward-looking nature within t he meaning of the United States federal securities laws concerning the anticipated acquisition of Netro by SR Telecom Inc. Statements regarding the timing of closing are based on suppositions and uncertainties as well as on management's best possible evaluation of future events. Readers are advised that actual events may differ materially from expected events based on a number of factors, many of which are beyond the control of SR Telecom Inc. and Netro.

Item 7. Financial Statements and Exhibits

     (c)

     99.1 Press Release dated August 27, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2003	By:	/s/ Sanjay Khare

Sanjay Khare
Vice President and Chief
Financial Officer

Exhibit Index

99.1 Press Release dated August 27, 2003.